[GRAPHIC: MFS LOGO]                                     ANNUAL REPORT
INVESTMENT MANGEMENT                                    DECEMBER 31, 2001

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) NEW DISCOVERY
SERIES

-------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE
        NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

       NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of
JOHN W. BALLEN* (born 09/12/59) Trustee                  Business Administration, Adjunct
Massachusetts Financial Services Company,                Professor; CBL & Associates Properties,
President and Director                                   Inc. (real estate investment trust),
                                                         Director; The Baupost Fund (a mutual
KEVIN J. PARKE* (born 12/14/59) Trustee                  fund), Vice Chairman and Trustee
Massachusetts Financial Services Company, Chief
Investment Officer, Executive Vice President and         J. DALE SHERRATT (born 09/23/38) Trustee
Director                                                 Insight Resources, Inc. (acquisition
                                                         planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Wellfleet Investments (investor in
Brigham and Women's Hospital, Chief of Cardiac           health care companies), Managing General
Surgery; Harvard Medical School, Professor of            Partner (since 1993); Paragon Trade
Surgery                                                  Brands, Inc. (disposable consumer
                                                         products), Director; Cambridge
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Nutraceuticals (professional nutritional
Trustee                                                  products), Chief Executive Officer
Edmund Gibbons Limited (diversified holding              (until May 2001)
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           ELAINE R. SMITH (born 04/25/46) Trustee
Bank of Butterfield, Chairman (until 1997)               Independent health care industry
                                                         consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             WARD SMITH (born 09/13/30) Trustee
Capitol Entertainment Management Company (video          Private investor; Sundstrand Corporation
franchise), Vice Chairman


J. ATWOOD IVES (born 05/01/36) Trustee
(manufacturer of highly engineered Private investor; KeySpan Corporation (energy products for industrial and aerospace related services),
Director; Eastern Enterprises applications),
Director (until June (diversified services company), Chairman, Trustee 1999) and Chief
Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                   Secretary and Clerk
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services
and Chief Executive Officer                              Company, Senior Vice President, General
                                                         Counsel and Secretary
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial services Company, Senior         Assistant Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services
                                                         Company, Vice President (since August
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer      2000); UAM Fund Services, Senior Vice
Massachusetts Financial Services Company, Vice           President (prior to August 2000)
President (since March 1997)
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant
                                                         Treasurer
                                                         Massachusetts Financial Services
                                                         Company, Vice President (since September
                                                         1996)

                                                         JAMES O. YOST (born 06/12/60) Assistant
                                                         Treasurer
                                                         Massachusetts Financial Services
                                                         Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and
Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the
Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from
500 Boylston Street                                      8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-
PORTFOLIO MANAGER                                        impaired individuals, call toll free:
                                                         1-800-637-6576 any business day from
Neil D. Wagner*                                          9 a.m. to 5 p.m. Eastern time. (To use
                                                         this service, your phone must be
CUSTODIAN                                                equipped with a Telecommunications
State Street Bank and Trust Company                      Device for the Deaf).

AUDITORS                                                 For share prices, account balances,
Deloitte & Touche LLP                                    exchanges or stock and bond
                                                         outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime
For information on MFS mutual funds, call your           from a touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any                  WORLD WIDE WEB
business day from 9 a.m. to 5 p.m. Eastern time          www.mfs.com
(or leave a message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,

For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of -5.03% and Service Class shares returned -5.25%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of 2.49% for the series' benchmark, the Russell 2000 Index (the Russell Index). The Russell Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

It was an acutely difficult year for growth investors and the series posted negative returns during this volatile and uncertain environment. The series underperformed the Russell Index and was negatively affected during the period by our growth-oriented style and our overweighting in technology and technology-related companies, primarily in the computer software and electronics industries. For example, we increased positions in several software and semiconductor companies because we felt they were trading at undervalued levels and our research indicated that some of these firms could emerge from the economic slowdown with strong positions in their respective markets. Of course, no one anticipated the tragic events of September 11, and most of our technology positions were hit hard following the attacks.

Another difficult area for us early in the period was our large exposure to energy stocks. Despite the global economic slowdown, our research pointed to continued supply shortages, given the steady demand for oil and gas. Unfortunately, however, we did not anticipate the sharp decline in oil and gas prices we experienced during the period, which hurt these stocks significantly.

In our view, during times of severe market dislocation, such as we've experienced during the past year, investors have tended to react emotionally and have often created opportunities for astute buyers to find strong companies with attractive stock prices. With significant volatility and most stocks trading down, particularly after September 11, we made the decision to increase our exposure to the battered technology sector in the third quarter of 2001. Towards the end of the period, this decision provided a major boost to performance.

On a long-term basis, we think there are some exciting opportunities in the technology sector. It's very difficult to determine exactly when the economic recovery could take hold, but regardless of this fact, many technology stocks have suffered significant market losses during the past year and, in our view, valuations became increasingly attractive. Furthermore, we believe many of these companies are leaders in their respective industries, with innovative products and management teams that have a strong chance of success over the long term.

Looking at our top holdings, we believe these are some of the best companies in their respective industries, and we think they could do well even without a significant recovery in the economy. For example, we have found computer software companies with impressive track records of successful delivery of large-scale systems and who support global customer bases. In addition, these stocks looked attractively valued to us. We also have continued to find opportunities across a broad range of business services companies, medical equipment manufacturers, and telecommunications stocks.

While the global economic slowdown and ongoing war against terrorism has increased the probability of market volatility, in our view, there are some reasons for optimism. The Federal Reserve Board has lowered interest rates an unprecedented 11 times to 1.75%, consumers have still been spending, unemployment has remained at historically low levels, and inflation has remained low. Most importantly, however, for the first time in a while we're beginning to see a majority of companies meet or exceed earnings estimates. If we continue to see good news on the earnings and war fronts, we think the market could stage a sustained recovery this year.

Respectfully,
/s/ Neil D. Wagner
Neil D. Wagner
Portfolio Manager

Note to Shareholders: Neil D. Wagner became portfolio manager of the series effective May 25, 2001, succeeding Brian E. Stack.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Neil D. Wagner is Vice President of MFS Investment Management(R) and portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities.

Neil joined MFS in 1998 as an equity analyst covering the telecommunications software, semiconductor, and semiconductor equipment industries. He has focused on small- and mid-cap investing since he began his investment career in 1995. He became portfolio manager of our institutional small-cap portfolios in 2000 and was named portfolio manager of our small-cap mutual fund for retail investors in 2001.

Prior to joining MFS, Neil worked from 1997 to 1998 as a senior research analyst following small-cap stocks for DFS Advisors LLC in Boston. From 1995 to 1997 he was an analyst at Berkshire Partners, a private equity investment firm in Boston. He began his career as a management consultant with Bain and Co., where he worked from 1993 to 1995.

Neil received a Bachelor of Arts degree in mathematics and physics from Colgate University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $318.4 million as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2001. Index information is from May 1, 1998.)

                    MFS New Discovery
                  Series - Initial Class          Russell 2000 Index
"5/98"                 $10,000                         $10,000
"12/98"                 10,220                           8,806
"12/99"                 17,723                          10,678
"12/00"                 17,371                          10,355
"12/01"                 16,497                          10,613

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS SHARES
                                1 Year            3 Years              Life*
------------------------------------------------------------------------------
Cumulative Total Return         -5.03%            +61.42%            +64.97%
------------------------------------------------------------------------------
Average Annual Total Return     -5.03%            +17.31%            +14.62%
------------------------------------------------------------------------------

SERVICE CLASS SHARES
                                1 Year            3 Years              Life*
------------------------------------------------------------------------------
Cumulative Total Return         -5.25%            +60.94%            +64.48%
------------------------------------------------------------------------------
Average Annual Total Return     -5.25%            +17.19%            +14.53%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                1 Year            3 Years              Life*
------------------------------------------------------------------------------
Russell 2000 Index#             +2.49%            + 6.42%            + 1.64%
------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2001. Index information is from
    May 1, 1998.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS New Discovery Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees.

                                                        NUMBER OF SHARES
                                                   ---------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                  16,433,877.120  344,508.692
John W. Ballen                                     16,434,639.525  343,746.287
Lawrence H. Cohn, M.D.                             16,428,021.326  350,364.486
The Hon. Sir J. David Gibbons, KBE                 16,406,909.221  371,476.591
William R. Gutow                                   16,422,970.637  355,415.175
J. Atwood Ives                                     16,429,098.287  349,287.525
Abby M. O'Neill                                    16,419,638.214  358,747.598
Lawrence T. Perera                                 16,428,508.584  349,877.228
William J. Poorvu                                  16,426,718.367  351,667.445
Arnold D. Scott                                    16,423,607.414  354,778.398
J. Dale Sherratt                                   16,427,471.060  350,914.752
Elaine R. Smith                                    16,421,447.372  356,938.440
Ward Smith                                         16,413,151.237  356,234.575

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 15,792,407.577
Against                                                374,324.022
Abstain                                                611,654.213

ITEM 3. To amend, remove, or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 15,782,989.793
Against                                                318,203.418
Abstain                                                677,192.601

ITEM 4. To approve of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 15,817,007.722
Against                                                345,447.012
Abstain                                                615,931.078

ITEM 5. To ratify of the election of Deloitte & Touche, LLP as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 16,159,489.283
Against                                                141,515.779
Abstain                                                477,380.750

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 89.5%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 86.3%
  Aerospace - 0.4%
    United Defense Inds, Inc.*                                          61,790           $  1,300,680
-----------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                                             88,100           $  1,993,703
-----------------------------------------------------------------------------------------------------
  Auto Parts - 0.1%
    Brooks Automation, Inc.*                                             8,571           $    348,583
-----------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Harvard Bioscience, Inc.*                                           71,180           $    707,529
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Affiliated Computer Services, Inc., "A"*                            48,841           $  5,183,495
-----------------------------------------------------------------------------------------------------
  Business Services - 12.8%
    Arbitron, Inc.*                                                     12,600           $    430,290
    BISYS Group, Inc.*                                                  76,450              4,892,036
    Braun Consulting, Inc.*                                            178,200                632,610
    Bright Horizons Family Solutions, Inc.*                             14,000                391,860
    C.H. Robinson Worldwide, Inc.                                       24,630                712,176
    Career Education Corp.*                                              6,500                222,820
    Concord EFS, Inc.*                                                 181,096              5,936,327
    CSG Systems International, Inc.*                                    68,346              2,764,596
    Dendrite International, Inc.*                                      205,703              2,886,013
    DST Systems, Inc.*                                                  48,800              2,432,680
    Eloyalty Corp.*                                                      8,758                 46,505
    Forrester Research, Inc.*                                            3,540                 71,296
    Gartner Group, Inc., "A"*                                           58,480                683,631
    I-Many, Inc.*                                                       18,380                177,367
    infoUSA, Inc.*                                                      69,266                480,706
    KPMG Consulting, Inc.*                                              92,460              1,532,062
    Keane, Inc.*                                                       107,160              1,932,095
    Mettler Toledo International, Inc.*                                 36,692              1,902,480
    Modis Professional Services, Inc.*                                  70,479                503,220
    Navigant Consulting Co.*                                           129,090                709,995
    NCO Group, Inc.*                                                    47,470              1,087,063
    Peregrine Systems, Inc.*                                           187,012              2,773,388
    Probusiness Services, Inc.*                                         59,815              1,124,522
    Radiant Systems, Inc.*                                              87,299              1,003,939
    Sitara Networks*                                                     2,827                  3,421
    Spherion Corp.*                                                    105,040              1,025,190
    Technology Solutions Co.*                                          206,442                458,301
    WebMD Corp.*                                                       573,570              4,049,404
                                                                                         ------------
                                                                                         $ 40,865,993
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    HNC Software, Inc.*                                                106,115           $  2,185,969
    IMPATH, Inc.*                                                       86,689              3,858,527
    Verity, Inc.*                                                      155,720              3,153,330
                                                                                         ------------
                                                                                         $  9,197,826
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.1%
    CheckFree Corp.*                                                    47,128           $    848,304
    Covansys Corp.*                                                     94,293                843,922
    Henry Jack & Associates, Inc.                                       44,200                965,328
    Hyperion Solutions Corp.*                                          191,517              3,803,528
    Interwoven, Inc.*                                                   59,560                580,114
    Macrovision Corp.*                                                  36,000              1,267,920
    Metasolv Software, Inc.*                                           142,876              1,122,920
    Micromuse, Inc.*                                                   199,170              2,987,550
    Netegrity, Inc.*                                                   116,687              2,259,060
    SonicWall, Inc.*                                                    58,540              1,138,018
    TIBCO Software, Inc.*                                              119,960              1,791,003
    Tier Technologies, Inc.*                                            29,698                640,289
    Watchguard Technologies, Inc.*                                     159,375              1,037,531
    webMethods, Inc.*                                                  189,330              3,173,171
                                                                                         ------------
                                                                                         $ 22,458,658
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.6%
    Aspen Technology, Inc.*                                            144,724           $  2,431,363
    E.piphany, Inc.*                                                    27,175                236,694
    Edwards (J.D.) & Co.*                                               38,900                639,905
    Global Payments, Inc.                                               98,004              3,371,338
    Informatica Corp.*                                                   6,830                 99,103
    Netscreen Technologies, Inc.*                                        5,740                127,026
    Pinnacle Systems, Inc.*                                             99,820                792,571
    StorageNetworks, Inc.*                                             456,560              2,821,541
    Wind River Systems, Inc.*                                           59,906              1,072,917
                                                                                         ------------
                                                                                         $ 11,592,458
-----------------------------------------------------------------------------------------------------
  Construction Services - 0.8%
    Martin Marietta Materials, Inc.                                     52,781           $  2,459,595
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Devry Inc. Delaware*                                                 6,500           $    184,925
-----------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Ivex Packaging Corp.*                                               24,672           $    468,768
-----------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Armor Holdings, Inc.*                                               14,530           $    392,165
    Edo Corp.                                                           12,870                340,411
                                                                                         ------------
                                                                                         $    732,576
-----------------------------------------------------------------------------------------------------
  Electronics - 8.0%
    Alpha Industries, Inc.*                                             56,490           $  1,231,482
    Cable Design Technologies Corp.*                                   115,445              1,579,288
    Cirrus Logic, Inc.*                                                294,900              3,898,578
    DSP Group, Inc.*                                                   114,010              2,651,872
    Elantec Semiconductor Inc.*                                          9,590                368,256
    Exar Corp.*                                                         35,520                740,592
    Globespan Virata, Inc.*                                            519,712              6,730,270
    hi/fn, Inc.*                                                        34,190                494,729
    Intersil Holding Corp.*                                             45,900              1,480,275
    LTX Corp.*                                                          10,250                214,635
    Marvell Technology Group Ltd.*                                       3,850                137,907
    Mattson Technology, Inc.*                                          118,590              1,044,778
    MKS Instruments, Inc.*                                              13,691                370,068
    Tektronix, Inc.*                                                    46,380              1,195,676
    The InterCept Group, Inc.*                                           6,300                257,670
    Veeco Instruments, Inc.*                                             1,052                 37,925
    Zoran Corp.*                                                        91,087              2,973,080
                                                                                         ------------
                                                                                         $ 25,407,081
-----------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Emmis Broadcasting Corp., "A"*                                      87,432           $  2,066,892
    Playboy Enterprises, Inc., "B"*                                    139,320              2,353,115
    Spanish Broadcasting Systems, Inc.*                                113,455              1,122,070
    World Wrestling Federation Entertainment, Inc.*                     99,960              1,314,474
                                                                                         ------------
                                                                                         $  6,856,551
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Federated Investors, Inc., "A"                                      31,430           $  1,001,988
    Financial Federal Corp.*                                            25,758                804,938
                                                                                         ------------
                                                                                         $  1,806,926
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Del Monte Foods Co.*                                                97,223           $    827,368
-----------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.4%
    Pier 1 Imports, Inc.                                                78,950           $  1,368,993
-----------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.3%
    Station Casinos, Inc.*                                              77,055           $    862,245
-----------------------------------------------------------------------------------------------------
  Healthcare - 2.8%
    Caremark Rx, Inc.*                                                 363,772           $  5,933,121
    First Health Group Corp.*                                          116,960              2,893,591
                                                                                         ------------
                                                                                         $  8,826,712
-----------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    Gallagher (Arthur J.) & Co.                                         17,800           $    613,922
    Willis Group Holdings Ltd.*                                        106,240              2,501,952
                                                                                         ------------
                                                                                         $  3,115,874
-----------------------------------------------------------------------------------------------------
  Internet - 1.2%
    CNET Networks, Inc.*                                               201,270           $  1,805,392
    Digital Insight Corp.*                                              53,100              1,187,316
    OneSource Information Services, Inc.*                               73,900                694,660
                                                                                         ------------
                                                                                         $  3,687,368
-----------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.3%
    Apria Healthcare Group, Inc.*                                       62,320           $  1,557,377
    CONMED Corp.*                                                       96,635              1,928,835
    dj Orthopedics, Inc.*                                               36,620                487,046
    Edwards Lifesciences Corp.*                                         78,500              2,168,955
    Haemonetics Corp.*                                                 121,856              4,133,355
    I-STAT Corp.*                                                       49,020                386,768
    Inhale Therapeutic Systems Co.*                                    199,260              3,696,273
    Noven Pharmaceuticals, Inc.*                                       143,450              2,546,237
    Novoste Corp.*                                                      67,500                589,950
    Urologix, Inc.*                                                      7,400                148,370
    Wilson Great Batch Technologies, Inc.*                              29,300              1,057,730
    Zoll Medical Corp.*                                                 31,180              1,214,149
                                                                                         ------------
                                                                                         $ 19,915,045
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 13.9%
    Ameripath, Inc.*                                                    41,320           $  1,322,653
    Arthrocare Corp.*                                                   85,897              1,540,133
    Closure Medical Corp.*                                              45,630              1,065,917
    Community Health Care*                                              32,500                828,750
    Cyberonics, Inc.*                                                   59,673              1,583,125
    Cyberonics, Inc.*                                                   46,300              1,228,339
    Cytyc Corp.*                                                        29,262                763,738
    Davita, Inc.*                                                      100,627              2,460,330
    IDEXX Laboratories, Inc.*#                                         158,185              4,509,854
    LifePoint Hospitals, Inc.*                                          87,184              2,967,743
    Lincare Holdings, Inc.*                                            127,740              3,659,751
    Martek Biosciences Corp.*                                              554                 12,050
    Medicis Pharmaceutical Corp.*                                       12,800                826,752
    NDCHealth Corp.                                                    109,475              3,782,361
    Omnicare, Inc.                                                     132,660              3,300,581
    Orthodontic Centers of America, Inc.*                               88,587              2,701,904
    Osteotech, Inc.*                                                    74,744                414,829
    Parexel International Corp.*                                        98,660              1,415,771
    Pharmaceutical Product Development, Inc.*                           37,800              1,221,318
    Renal Care Group, Inc.*                                             34,450              1,105,845
    Select Med Corp.*                                                   19,000                305,520
    Steris Corp.*                                                       88,640              1,619,453
    Sunrise Assisted Living, Inc.*                                      49,880              1,452,007
    Triad Hospitals, Inc.*                                              68,527              2,011,267
    Unilab Corp.*                                                       40,460              1,015,546
    V. I. Technologies, Inc.*                                           85,597                594,899
    VISX, Inc.*                                                         31,870                422,278
                                                                                         ------------
                                                                                         $ 44,132,714
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Dril-Quip, Inc.*                                                    19,254           $    464,021
    Global Industries, Inc.*                                           216,410              1,926,049
    Input/Output, Inc.*                                                109,104                895,744
    National Oilwell, Inc.*                                             11,525                237,530
    Noble Drilling Corp.*                                                2,612                 88,913
    Pride International, Inc.*                                          20,800                314,080
    Trico Marine Services, Inc.*                                       265,580              2,005,129
                                                                                         ------------
                                                                                         $  5,931,466
-----------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Houston Exploration Co.*                                             9,039           $    303,529
    Newfield Exploration Co.*                                           22,472                797,981
    Oceaneering International, Inc.*                                    25,200                557,424
                                                                                         ------------
                                                                                         $  1,658,934
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Abgenix, Inc.*                                                      13,500           $    454,140
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.4%
    Scholastic Corp.*                                                   89,894           $  4,524,365
-----------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 4.0%
    AFC Enterprise, Inc.*                                               11,690           $    331,879
    California Pizza Kitchen, Inc.*                                     90,220              2,232,945
    CEC Entertainment, Inc.*                                            61,080              2,650,261
    Jack in the Box, Inc.*                                              90,800              2,500,632
    Papa John's International, Inc.*                                    53,476              1,469,520
    RARE Hospitality International, Inc.*                               25,090                565,529
    Sonic Corp.*                                                        86,579              3,116,844
                                                                                         ------------
                                                                                         $ 12,867,610
-----------------------------------------------------------------------------------------------------
  Retail - 0.8%
    Cost Plus, Inc.*                                                    26,300           $    696,950
    Dollar Tree Stores, Inc.*                                           45,710              1,412,896
    Regis Corp.                                                         18,200                469,196
                                                                                         ------------
                                                                                         $  2,579,042
-----------------------------------------------------------------------------------------------------
  Special Products & Services - 1.9%
    Edison Schools, Inc.*                                              162,230           $  3,187,820
    Sylvan Learning Systems, Inc.*                                     105,560              2,329,709
    Therma-Wave, Inc.*                                                  44,750                667,670
                                                                                         ------------
                                                                                         $  6,185,199
-----------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Varian, Inc.*                                                       59,146           $  1,918,696
-----------------------------------------------------------------------------------------------------
  Telecommunications - 7.7%
    Advanced Fibre Communications, Inc.*                               177,740           $  3,140,666
    Amdocs Ltd.*                                                       220,640              7,495,141
    Aware, Inc.*                                                        34,477                286,159
    Computer Network Technology Corp.*                                 152,748              2,717,387
    Enterasys Networks, Inc.*                                          181,968              1,610,417
    Inet Technologies, Inc.*                                            91,220                964,195
    Lightbridge, Inc.*                                                  38,050                462,308
    McDATA Corp.*                                                       16,010                392,245
    ONI Systems Corp.*                                                 369,900              2,319,273
    Riverstone Networks, Inc.*                                          57,802                959,513
    Tekelec Co.*                                                       100,700              1,823,677
    Vignette Corp.*                                                    411,560              2,210,077
                                                                                         ------------
                                                                                         $ 24,381,058
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $274,802,176
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Canada - 1.7%
    Zarlink Semiconductor, Inc. (Electronics)*                         470,510           $  5,293,237
-----------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    SmartForce PLC (Internet)*                                         118,010           $  2,920,747
-----------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Fundtech Ltd. (Computer Software - Systems)*                        57,060           $    305,842
-----------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                 96,080           $  1,479,632
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  9,999,458
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $270,184,157)                                             $284,801,634
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------------------------------
U.S. Stocks
  Business Services
    Sitara Networks, Inc.* (Identified Cost, $116,035)                  84,857           $    115,406
-----------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------
U.S. Stocks
    Martek Biosciences Corp.*## (Identified Cost, $0)                      166           $      1,811
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                        $  3,578           $  3,577,824
    Federal Home Loan Mortgage Corp., due 1/09/02                        3,900              3,898,440
    General Electric Capital Corp., due 1/02/02                          5,399              5,398,727
    Salomon Smith Barney Holdings, Inc., due 1/15/02                     3,400              3,397,607
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $ 16,272,598
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.8%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $15,412,533 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $ 15,411           $ 15,411,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $301,983,790)                                        $316,602,449

Other Assets, Less Liabilities - 0.6%                                                       1,767,569
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $318,370,018
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security segregated as collateral for an open futures contract.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $301,983,790)            $316,602,449
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        49,326,924
  Cash                                                                   56,501
  Receivable for investments sold                                     4,810,917
  Receivable for series shares sold                                   1,560,255
  Interest and dividends receivable                                      24,134
                                                                   ------------
      Total assets                                                 $372,381,180
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  2,671,622
  Payable for series shares reacquired                                1,983,049
  Collateral for securities loaned, at value                         49,326,924
  Payable to affiliates -
    Management fee                                                       23,579
    Reimbursement fee                                                     3,931
    Distribution fee                                                      2,057
                                                                   ------------
      Total liabilities                                            $ 54,011,162
                                                                   ------------
Net assets                                                         $318,370,018
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $337,501,964
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     14,618,659
  Accumulated distributions in excess of net realized loss on
    investments and foreign currency transactions                   (33,750,605)
                                                                   ------------
      Total                                                        $318,370,018
                                                                   ============
Shares of beneficial interest outstanding                           20,874,532
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $194,098,016 / 12,710,315 shares of beneficial
    interest outstanding)                                             $15.27
                                                                      ======
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $124,272,002 / 8,164,217 shares of beneficial
    interest outstanding)                                             $15.22
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment gain:
  Income -
    Interest                                                       $    903,415
    Dividends                                                           108,706
                                                                   ------------
      Total investment income                                      $  1,012,121
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,080,859
    Trustees' compensation                                                7,400
    Shareholder servicing agent fee                                      80,867
    Distribution fee (Service Class)                                    153,644
    Administrative fee                                                   24,111
    Custodian fee                                                        96,113
    Printing                                                            105,776
    Auditing fees                                                        16,743
    Legal fees                                                            7,088
    Miscellaneous                                                        88,947
                                                                   ------------
      Total expenses                                               $  2,661,548
    Fees paid indirectly                                                (20,866)
    Reimbursement of expenses to investment adviser                     (58,405)
                                                                   ------------
      Net expenses                                                 $  2,582,277
                                                                   ------------
        Net investment loss                                        $ (1,570,156)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized loss (identified cost basis) on investment
      transactions                                                 $(31,640,777)
    Change in unrealized appreciation on investments                 26,772,897
                                                                   ------------
      Net unrealized and unrealized loss on investments and
        foreign currency                                           $ (4,867,880)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,438,036)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                2001            2000
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $ (1,570,156)    $   (477,041)
  Net realized gain (loss) on investments and foreign currency transactions     (31,640,777)       5,235,721
  Net unrealized gain (loss) on investments and foreign currency translation     26,772,897      (15,684,110)
    Decrease in net assets from operations                                     $ (6,438,036)    $(10,925,430)
                                                                               ------------     ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions
    (Initial Class)                                                            $ (3,273,212)    $ (1,180,880)
  From net realized gain on investments and foreign currency transactions
    (Service Class)                                                              (1,365,959)            --
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                 (1,488,944)            --
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                   (621,358)            --
                                                                               ------------     ------------
    Total distributions declared to shareholders                               $ (6,749,473)    $ (1,180,880)
                                                                               ------------     ------------
Net increase in net assets from series share transactions                      $144,141,019     $181,407,639
                                                                               ------------     ------------
    Total increase in net assets                                               $130,953,510     $169,301,329
Net assets:
  At beginning of period                                                       $187,416,508     $ 18,115,179
                                                                               ------------     ------------
  At end of period (including accumulated net investment loss of
    $0 and $0, respectively)                                                   $318,370,018     $187,416,508
                                                                               ============     ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                                                     ---------------------------------------------------         DECEMBER 31,
INITIAL CLASS SHARES                                       2001                 2000                1999                1998*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $16.61               $17.27              $10.22               $10.00
                                                         ------               ------              ------               ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.09)              $(0.08)             $(0.09)              $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.74)               (0.26)               7.53                 0.26
                                                         ------               ------              ------               ------
      Total from investment operations                   $(0.83)              $(0.34)             $ 7.44               $ 0.22
                                                         ------               ------              ------               ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                        $(0.35)              $(0.32)             $(0.39)              $ --
  In excess of net realized gain on investments
    and foreign currency transactions                     (0.16)                --                  --                   --
                                                         ------               ------              ------               ------
      Total distributions declared to shareolders        $(0.51)              $(0.32)             $(0.39)              $  --
                                                         ------               ------              ------               ------
Net asset value - end of period                          $15.27               $16.61              $17.27               $10.22
                                                         ======               ======              ======               ======

Total return                                              (5.03)%              (1.99)%             73.41%                2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.06%                1.08%               1.17%                1.17%+
  Net investment loss                                     (0.61)%              (0.48)%             (0.72)%              (0.74)%+
Portfolio turnover                                           63%                  65%                185%                 130%
Net assets at end of period (000 Omitted)              $194,098             $145,113             $18,115               $1,138

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
      May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                              $(0.09)              $(0.09)             $(0.25)              $(0.28)
        Ratios (to average net assets):
          Expenses##                                       1.09%                1.11%               2.49%                5.22%+
          Net investment loss                            (0.64)%              (0.51)%             (2.04)%              (4.79)%+

 * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED               PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2001         DECEMBER 31, 2000*
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $16.59                     $17.73
                                                                      ------                     ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.12)                    $(0.07)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.75)                     (1.07)
                                                                      ------                     ------
      Total from investment operations                                $(0.87)                    $(1.14)
                                                                      ------                     ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                      $(0.34)                    $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.16)                      --
                                                                      ------                     ------
      Total distributions declared to shareholders                    $(0.50)                    $ --
                                                                      ------                     ------
Net asset value - end of period                                       $15.22                     $16.59
                                                                      ======                     ======
Total return                                                           (5.25)%                    (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.26%                      1.26%+
  Net investment loss                                                  (0.82)%                    (0.67)%+
Portfolio turnover                                                        63%                        65%
Net assets at end of period (000 Omitted)                           $124,272                    $42,304

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.12)                    $(0.08)
        Ratios (to average net assets):
          Expenses##                                                    1.29%                      1.29%+
          Net investment loss                                          (0.85)%                    (0.70)%+

 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance Trust(SM) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 100 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $46,770,600. These loans were collateralized by cash of $49,326,924 which was invested in the following short-term obligations:
                                                                 IDENTIFIED COST
                                                      SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      49,326,924         $49,326,924

Short Sales - The series may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses. During the year ended December 31, 2001, accumulated undistributed net investment loss decreased by $1,570,156, accumulated distributions in excess of net realized gains on investments and foreign currency transactions decreased by $474, and paid-in capital decreased by $1,570,630 due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                   DECEMBER 31, 2001          DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                       $6,491,642                 $1,175,178
    Long-term capital gain                   257,831                      5,702
                                          ----------                 ----------
                                          $6,749,473                 $1,180,880
                                          ==========                 ==========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $163,685.

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $243,323,909 and $132,193,643, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $306,731,151
                                                                ------------
Gross unrealized appreciation                                   $ 31,587,524
Gross unrealized depreciation                                    (21,716,226)
                                                                ------------
    Net unrealized appreciation                                 $  9,871,298
                                                                ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

INITIAL CLASS SHARES
                        YEAR  ENDED  DECEMBER  31,  YEAR  ENDED  DECEMBER  31,
                                             2001                        2000
                        -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold              9,887,759   $149,034,953   10,024,286   $178,491,006
Shares issued to
  shareholders
  in reinvestment of
  distributions            311,049      4,762,155       69,757      1,180,980
Shares reacquired       (6,224,746)   (93,326,290)  (2,406,912)   (42,474,531)
                        ----------   ------------   ----------   ------------
    Net increase         3,974,062   $ 60,470,818    7,687,131   $137,197,455
                        ==========   ============   ==========   ============

SERVICE CLASS SHARES
                        YEAR  ENDED  DECEMBER  31,  YEAR  ENDED  DECEMBER  31,
                                             2001                        2000*
                        -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold              9,396,250   $137,260,130    2,773,829   $ 48,071,738
Shares issued to
  shareholders
  in reinvestment of
  distributions            130,060      1,987,311       --            --
Shares reacquired       (3,912,699)   (55,577,240)    (223,223)    (3,861,554)
                        ----------   ------------   ----------   ------------
    Net increase         5,613,611   $ 83,670,201     2,550,606  $ 44,210,184
                        ==========   ============   ==========   ============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6)  Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $3,001. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of the MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $257,831 as a capital gain dividend for the year ended December 31, 2001.

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.40%.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 VND-2 2/02 61M